Exhibit 10.22

ANGEL OAK MORTGAGE, INC.

2021 EQUITY INCENTIVE PLAN

Section 1.      Purpose; Types of Awards; Construction.

The purposes of the Angel Oak Mortgage, Inc. 2021 Equity Incentive Plan (the “Plan”) are to afford an incentive to (i) the directors, officers, employees and consultants of Angel Oak Mortgage, Inc., a Maryland corporation (the “Company”), and (ii) Falcons I, LLC, the manager of the Company (the “Manager”), and the members, directors, trustees, officers and employees of the Manager or its Affiliates and other entities that provide services to the Company and the employees of such entities, to continue (if applicable) as directors, officers, employees and consultants of the Company, to continue their service to the Company, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The Plan provides for the grant of Options (which may be in the form of Incentive Stock Options or Nonqualified Stock Options), SARs, Restricted Stock, Restricted Stock Units, unrestricted Shares, Performance Awards, LTIP Units and Other Stock-Based Awards.

Section 2.      Definitions.

For purposes of the Plan or any Award Agreement, unless such Award Agreement provides otherwise, the following terms shall be defined as set forth below:

(a)            “Affiliate” means (i) any Person directly or indirectly controlling, controlled by, or under common control with such other Person, (ii) any executive officer or general partner of such other Person and (iii) any legal entity for which such Person acts as an executive officer or general partner.

(b)            “Award” means any Option, SAR, Restricted Stock, Restricted Stock Unit, unrestricted Share, Performance Award, LTIP Unit or Other Stock-Based Award granted under the Plan.

(c)            “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

(d)            “Board” means the Board of Directors of the Company.

(e)            “Change in Control” means the happening of any of the following:

(i)              any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any entity controlling, controlled by or under common control with the Company, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any such entity, and with respect to any particular Participant, such Participant and any “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of which such Participant is a member), is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of shares of the Company representing 35% or more of either (A) the combined voting power of the Company’s then outstanding securities or (B) the then outstanding Shares (other than as a result of an acquisition of securities directly from the Company); or

(ii)            any consolidation or merger of the Company where the stockholders of the Company immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the surviving or resulting entity in the consolidation or merger (or of its ultimate parent entity, if any); or

(iii)           there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or transfer by the Company of all or substantially all of the Company’s assets to an entity at least 50% of the combined voting power of the securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale or transfer or (B) the approval by stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

(iv)           the members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any director whose election, or nomination for election by the Company’s stockholders, was approved or ratified by a vote of a majority of the members of the Board (or a committee thereof) then still in office who were Incumbent Directors at the beginning of such 24-calendar-month period shall be deemed to be an Incumbent Director for purposes of the foregoing; provided further that any such director whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or group other than the Board shall not be considered an Incumbent Director.

Notwithstanding the foregoing, no event or condition shall constitute a Change in Control to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

(f)            “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

(g)            “Committee” means the committee established by the Board to administer the Plan, the composition of which shall at all times consist of “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act.

(h)            “Company” means Angel Oak Mortgage, Inc., a corporation organized under the laws of the State of Maryland, or any successor thereto.

(i)            “Effective Date” means June 21, 2021.

(j)            “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

(k)            “Fair Market Value” means, with respect to property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board and, with respect to Shares, a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share as reported on the established stock exchange on which the Shares are principally traded on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Board in its discretion. Unless the Board determines otherwise, Fair Market Value shall be deemed to be equal to the reported closing price of a Share on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the preceding date for which transactions were reported; provided that if the Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee or the Board in such manner as it deems appropriate and in accordance with Section 409A of the Code.

(l)            “Incentive Stock Option” means an Option that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

(m)          “Incumbent Directors” shall have the meaning given to the term under Section 2(e)(iv).

(n)          “LTIP Unit” means an OP Unit, granted to a Participant under Section 6(b)(iv), subject to the restrictions set forth in such Section.

(o)          “Manager” means Falcons I, LLC, the manager of the Company.

(p)          “Non-Employee Director” means any director of the Company who is not an officer, employee or Affiliate of the Company or any Subsidiary.

(q)          “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

(r)           “Operating Partnership” means Angel Oak Mortgage Operating Partnership, LP, a Delaware limited partnership.

(s)          “Option” means a right, granted to a Participant under Section 6(b)(i), to purchase Shares.

(t)           “OP Unit” means a unit of partnership interest in the Operating Partnership.

(u)          “Other Stock-Based Award” means a right or other interest granted to a Participant that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, including but not limited to unrestricted Shares or distribution equivalent rights.

(v)          “Participant” means an eligible Person who has been granted an Award under the Plan.

(w)         “Performance Award” means a right to receive an amount of cash, Shares, or a combination of both, contingent upon the attainment of specified performance goals within a specified Performance Period.

(x)          “Performance Period” means any period designated by the Board during which (i) the performance goals applicable to an Award shall be measured and (ii) the conditions to vesting applicable to an Award shall remain in effect.

(y)         “Person” means any natural person, corporation, partnership, association, limited liability company, estate, trust, joint venture, any federal, state or municipal government or any bureau, department or agency thereof or any other legal entity and any fiduciary acting in such capacity on behalf of the foregoing.

(z)          “Plan” means this Angel Oak Mortgage, Inc. 2021 Equity Incentive Plan, as amended from time to time.

(aa)        “Restricted Stock” means an Award of Shares to a Participant under Section 6(b)(ii) that may be subject to certain restrictions and to a risk of forfeiture.

(bb)       “Restricted Stock Unit” means a right granted to a Participant under Section 6(b)(iii) to receive from the Company or the Operating Partnership Shares, cash or other property at the end of a specified period, which right may be conditioned on the satisfaction of specified performance or other criteria.

(cc)        “SAR” means a stock appreciation right granted to a Participant under Section 6(b)(i) that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property equal in value to the excess, if any, of the Fair Market Value per Share over the base price per Share of the SAR.

(dd)       “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

(ee)        “Share” means a share of common stock, par value $0.01 per share, of the Company.

(ff)         “Stock Award” means a Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award.

(gg)      “Subsidiary” means any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

Section 3.      Administration.

The Plan shall be administered by the Board. Except with respect to the amendment, modification, suspension or early termination of the Plan and any change or adjustment to the maximum number of Shares and/or OP Units that may be issued pursuant to Awards granted under the Plan pursuant to Section 5, the Board may appoint a Committee to administer all or a portion of the Plan. To the extent that the Board so delegates its authority, references herein to the Board shall be deemed references to the Committee. The Board may delegate to one or more agents such administrative duties as it may deem advisable, and the Committee or any other Person to whom the Board has delegated duties as aforesaid may employ one or more Persons to render advice with respect to any responsibility the Board or such Committee or Person may have under the Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

The Board shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to: (i) grant Awards; (ii) determine the Persons to whom and the time or times at which Awards shall be granted; (iii) determine the type and number of Awards to be granted, the number of Shares and/or OP Units to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; (iv) determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; (v) make adjustments in the terms and conditions of Awards; (vi) construe and interpret the Plan and any Award; (vii) prescribe, amend and rescind rules and regulations relating to the Plan; (viii) determine the terms and provisions of the Award Agreements (which need not be identical for each Participant); and (ix) make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all Persons, including but not limited to, the Company, any parent or Subsidiary, any Participant (or any Person claiming any rights under the Plan from or through any Participant) and any stockholder. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, except as provided in the third paragraph of Section 5, neither the Board nor the Committee may take any action which would have the effect of reducing the aggregate exercise or purchase price of any Award without obtaining the approval of the Company’s stockholders.

Section 4.      Eligibility.

Awards may be granted, in the discretion of the Board, to Participants. In determining the Persons to whom Awards shall be granted and the type of any Award (including the number of Shares to be covered by such Award), the Board shall take into account such factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan. Notwithstanding anything herein to the contrary, the aggregate value of cash compensation to be paid and the grant date fair value of Awards that may be granted during any fiscal year of the Company to any Non-Employee Director shall not exceed $500,000.

Section 5.      Shares and OP Units Subject to the Plan.

Subject to adjustment as provided in this Section 5 and to all other limits set forth in this Plan, the maximum number of Shares and/or OP Units that may be issued pursuant to Awards granted under the Plan shall be equal to 2,125,000. Subject to adjustment as provided in this Section 5, no more than 2,125,000 Shares in the aggregate may be issued under the Plan in connection with Incentive Stock Options. The number of Shares and/or OP Units that remain available for future grants under this Plan shall be reduced by the sum of the aggregate number of Shares and/or OP Units that become subject to outstanding Options, outstanding SARs, outstanding Stock Awards, LTIP Units and outstanding Performance Awards denominated in Shares and/or OP Units.

If any Shares and/or OP Units subject to an Award are forfeited, cancelled, exchanged or surrendered or if such an Award terminates or expires without the issuance of Shares and/or OP Units to the Participant, or if Shares and/or OP Units are surrendered or withheld by the Company as payment of either the exercise price of an Award and/or withholding taxes in respect of an Award, the Shares and/or OP Units with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for issuance pursuant to Awards granted under the Plan. Upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of Shares and/or OP Units as to which the Award is exercised and, notwithstanding the foregoing, such number of Shares and/or OP Units shall no longer be available for Awards under the Plan.

In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Shares, OP Units or other property), recapitalization, share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar transaction or event, affects the Shares and/or OP Units such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Board shall make equitable changes or adjustments to any or all of: (i) the number and kind of Shares, OP Units or other property (including cash) that may thereafter be issued in connection with Awards; (ii) the number and kind of Shares, OP Units or other property (including cash) issued or issuable in respect of outstanding Awards; (iii) the exercise price, base price, grant price or purchase price relating to any Award; and (iv) the performance goals, if any, applicable to outstanding Awards. In addition, the Board may determine that any such equitable adjustment may be accomplished by making a payment to the Award holder, in the form of cash or other property (including but not limited to Shares and/or OP Units).

Shares to be delivered under this Plan shall be made available from authorized and unissued Shares and/or OP Units, or authorized and issued OP Units reacquired and held as treasury or otherwise or a combination thereof.

Section 6.      Terms of Awards.

(a)           General. The term of each Award shall be for such period as may be determined by the Board. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company upon the grant, vesting, maturation or exercise of an Award may be made in such forms as the Board shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, OP Units or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. The Board may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall determine.

(b)           Terms of Specified Awards. The Board is authorized to grant the Awards described in this Section 6(b), under such terms and conditions as deemed by the Board to be consistent with the purposes of the Plan. Such Awards may be granted with vesting, value and/or payment contingent upon attainment of one or more performance goals. Except as otherwise set forth herein or as may be determined by the Board, each Award granted under the Plan shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Board shall determine at the date of grant or thereafter.

(i)           Options and SARs. The Board is authorized to grant Options and SARs to Participants on the following terms and conditions:

(A)            Types of Options. Each Option, or portion thereof, that is not an Incentive Stock Option shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such Options shall constitute Nonqualified Stock Options.

(B)            Exercise Price of Options. The exercise price per share purchasable under an Option shall be determined by the Board, but in no event shall the per share exercise price of any Option be less than 100% of the Fair Market Value of a Share on the applicable date of grant. The exercise price for Shares subject to an Option may be paid (i) in cash, (ii) by an exchange of Shares previously owned by a Participant, (iii) by authorizing the Company to withhold whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (iv) in cash by a broker-dealer acceptable to the Company to whom the participant has submitted an irrevocable notice of exercise, or (v) by a combination of the above, in any case in an amount having a combined value equal to such exercise price, in each case, to the extent set forth in the Award Agreement or as otherwise permitted by the Board.

(C)            Base Price of SARs. The base price per share of a SAR shall be determined by the Board, but in no event shall the per share base price of any SAR be less than 100% of the Fair Market Value of a Share on the applicable date of grant.

(D)            Term and Exercisability of Options and SARs. Options and SARs shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Board may determine, as reflected in the Award Agreement; provided that the Board shall have the authority to accelerate the exercisability of any outstanding Option or SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option or SAR may be exercised to the extent of any or all full Shares as to which the Option or SAR has become exercisable, by giving written notice of such exercise to the Board or its designated agent.

(E)            Termination of Service. Subject to Section 7, an Option or SAR may not be exercised unless: (1) the Participant is then providing services to the Company; and (2) the Participant has continuously maintained such relationship since the date of grant of the Option or SAR; provided that the Award Agreement may contain provisions extending the exercisability of Options or SARs, in the event of specified terminations of service, to a date not later than the expiration date of such Option or SAR.

(F)            No Repricing. The Board shall not, without the approval of the stockholders of the Company, (i) reduce the exercise price or base price of any previously granted Option or SAR, (ii) cancel any previously granted Option or SAR in exchange for another Option or SAR with a lower exercise price or base price or (iii) cancel any previously granted Option or SAR in exchange for cash or another Award if the exercise price of such Option or the base price of such SAR exceeds the Fair Market Value of a Share on the date of such cancellation, in each case, other than in connection with a Change in Control or the adjustment provisions set forth in Section 5.

(G)            Tandem SARs. Any SAR granted in tandem with and related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted.

(H)            Other Provisions. Options and SARs may be subject to such other conditions including, but not limited to, restrictions on transferability of the Shares acquired upon exercise of such Options or SARs, as the Board may prescribe in its discretion or as may be required by applicable law.

(ii)          Restricted Stock. The Board is authorized to grant shares of Restricted Stock to Participants on the following terms and conditions:

(A)            Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Board may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board may determine. The Board may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of one or more performance goals.

(B)            Forfeiture. Subject to Section 7, upon termination of service to the Company during the applicable restriction period, Restricted Stock and any declared but unpaid distributions that are then subject to restrictions shall be forfeited; provided that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(C)            Certificates for Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

(D)            Rights with Respect to Restricted Stock. Subject to the terms and conditions of a Restricted Stock Award, the holder of such Award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive distributions and the right to participate in any capital adjustment applicable to all holders of Shares. Distributions paid on Restricted Stock shall be paid at the distribution payment date; provided that, as determined by the Board in its sole discretion, distributions paid with respect to a Restricted Stock Award may be held by the Company and/or may be subject to restrictions and a risk of forfeiture to the same extent, and on the same terms and conditions, as the Restricted Stock to which such distribution relates, until such date as determined by the Board, and in any event shall be payable in cash or reinvested by the Company in Shares purchased from the Company for the Fair Market Value of such Shares on the payment date of such distribution. Unless otherwise determined by the Board, Shares distributed in connection with a share split or share distribution, and other property distributed as a distribution, shall be subject to restrictions and a risk of forfeiture to the same extent, and on the same terms and conditions, as the Restricted Stock with respect to which such Shares or other property has been distributed.

(iii)          Restricted Stock Units. The Board is authorized to grant Restricted Stock Units to Participants, subject to the following terms and conditions:

(A)            Award and Restrictions. Delivery of Shares, cash or other property, as determined by the Board, will occur upon expiration of the period specified for Restricted Stock Units by the Board during which forfeiture conditions apply, or such later date as the Board shall determine. The Board may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, only upon the attainment of one or more performance goals.

(B)            Forfeiture. Subject to Section 7, upon termination of service to the Company prior to the vesting of a Restricted Stock Unit, or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any declared but unpaid distribution equivalents that are then subject to deferral or restriction shall be forfeited; provided that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

(C)            Distribution Equivalents. Unless otherwise determined by the Board, Restricted Stock Units shall be credited with distribution equivalents at such time as distributions, whether in the form of cash, Shares or other property, are paid with respect to the Shares. Unless otherwise determined by the Board, any such distribution equivalents shall be paid on the distribution payment date to the Participant as though each Restricted Stock Unit held by such Participant were an outstanding Share; provided that, as determined by the Board in its sole discretion, such payments or allocations may be held by the Company and/or may be subject to restrictions and a risk of forfeiture to the same extent, and on the same terms and conditions, as the Restricted Stock Unit to which such distribution relates, until such date as determined by the Board, and in any event shall be payable in cash or reinvested by the Company in Shares purchased from the Company for the Fair Market Value of such Shares on the payment date of such distribution or allocation. Unless otherwise determined by the Board, Shares and/or OP Units distributed in connection with a share split or share distribution, and other property distributed as a distribution, shall be subject to restrictions and a risk of forfeiture to the same extent, and on the same terms and conditions, as the Restricted Stock Units with respect to which such Shares or other property has been distributed.

(iv)          LTIP Units. The Board is authorized to grant LTIP Units to Participants, subject to the following terms and conditions:

(A)            Award and Restrictions. Delivery of OP Units, Shares, cash or other property, and the right to convert vested units to Shares, as determined by the Board, will occur upon expiration of the period specified for LTIP Units by the Board during which forfeiture conditions apply, or such later date as the Board shall determine. The Board may place restrictions on LTIP Units that shall lapse, in whole or in part, only upon the attainment of one or more performance goals.

(B)            Forfeiture. Subject to Section 7, upon termination of service to the Company prior to the vesting of an LTIP Unit, or upon failure to satisfy any other conditions precedent to the delivery of OP Units, Shares or cash to which such LTIP Units relate, all LTIP Units and any accrued but unpaid distributions or allocations that are then subject to restriction shall be forfeited; provided that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to LTIP Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of LTIP Units.

(C)            Certificates for LTIP Units. LTIP Units granted under the Plan may be evidenced in such manner as the Board shall determine. If certificates representing LTIP Units are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such LTIP Units, and the Company shall retain physical possession of the certificate.

(D)            Distributions. Unless otherwise determined by the Board, distributions and allocations with respect to LTIP Units shall be paid or made at the distribution or allocation payment date, as applicable; provided that, as determined by the Board in its sole discretion, such payments or allocations may be held by the Company and/or may be subject to restrictions and a risk of forfeiture to the same extent, and on the same terms and conditions, as the LTIP Unit to which such distribution relates, until such date as determined by the Board, and in any event shall be payable in cash or reinvested by the Company in Shares purchased from the Company for the Fair Market Value of such Shares on the payment date of such distribution or allocation. Unless otherwise determined by the Board, Shares and/or OP Units distributed in connection with a share split or share distribution, and other property distributed as a distribution, shall be subject to restrictions and a risk of forfeiture to the same extent, and on the same terms and conditions, as the LTIP Units with respect to which such Shares or other property has been distributed.

(v)          Performance Awards. The Board is authorized to grant Performance Awards Participants, subject to the following terms and conditions:

(A)            Value of Performance Awards and Performance Goals. The method of determining the value of the Performance Award and the performance goals and Performance Period applicable to a Performance Award shall be determined by the Board.

(B)            Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Board, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified performance goals are satisfied or met during the specified Performance Period and for the forfeiture of such Award if the specified performance goals are not satisfied or met during the specified Performance Period. Subject to Section 7, upon termination of service to the Company during the applicable Performance Period, all Performance Awards shall be forfeited; provided that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Performance Awards will be waived in whole or in part in the event of terminations resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of Performance Awards.

(C)            Settlement of Vested Performance Awards. The Agreement relating to a Performance Award shall specify whether such Award may be settled in Shares (including shares of Restricted Stock), OP Units or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 6(b)(ii)(C) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 6(b)(ii)(D). Any distributions or distribution equivalents with respect to a Performance Award shall be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in Shares, including Restricted Stock, the holder of such Award shall have no rights as a stockholder of the Company.

(vi)          Other Stock-Based Awards. The Board is authorized to grant Awards to Participants in the form of Other Stock-Based Awards, as deemed by the Board to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Board shall determine the terms and conditions of such Awards at the date of grant or thereafter. Without limiting the generality of this paragraph, Other Stock-Based Awards may include grants of Shares that are not subject to any restrictions or a substantial risk of forfeiture.

Section 7.      Change in Control.

(a)            Subject to the terms of the applicable Award Agreements, in the event of a Change in Control, the Board, as constituted prior to the Change in Control, may, in its discretion:

(i)            require that (A) some or all outstanding Options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (B) the restriction period applicable to some or all outstanding Awards shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (C) the Performance Period applicable to some or all outstanding Awards shall lapse in full or in part, and (D) the performance goals applicable to some or all outstanding Awards shall be deemed to be satisfied at the target, maximum or any other level;

(ii)            require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, or other property be substituted for some or all of the Shares and/or OP Units subject to an outstanding Award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5; and/or

(iii)            require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount equal to (1) in the case of an Option or an SAR, the aggregate number of Shares then subject to the portion of such Option or SAR surrendered, whether or not vested or exercisable, multiplied by the excess, if any, of the Fair Market Value of a Share as of the date of the Change in Control, over the exercise price or base price per Share subject to such Option or SAR, (2) in the case of a Stock Award or a Performance Award denominated in Shares or OP Units, the number of Shares or OP Units then subject to the portion of such Award surrendered to the extent the performance goals applicable to such Award have been satisfied or are deemed satisfied pursuant to Section 7(a)(i), whether or not vested, multiplied by the Fair Market Value of a Share or OP Unit as of the date of the Change in Control, and (3) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such Award surrendered to the extent the performance goals applicable to such Award have been satisfied or are deemed satisfied pursuant to Section 7(a)(i); (B) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, or other property having a Fair Market Value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares or other property pursuant to clause (B) above.

(b)            Notwithstanding Section 7(a) and except to the extent the Board expressly provides otherwise in an applicable Award Agreement, in the event of a Change in Control, unless provision is made in connection with such Change in Control for assumption or continuation of Awards previously granted or substitution of such Awards for new awards covering shares of a successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) with appropriate adjustments to the number and kinds of shares, and if applicable, the exercise price and performance goals, in each case, that the Board determines will preserve the material terms and conditions of such Awards as in effect immediately prior to the Change in Control (including, without limitation, with respect to the intrinsic value of the Awards, if any, as of the Change in Control, difficulty of achieving performance goals, if applicable, and transferability of the shares underlying such Awards), immediately upon the occurrence of the Change in Control, any then-unvested and outstanding Awards granted to such Participant shall immediately and automatically become fully vested, exercisable and free of transfer restrictions. The Board may also make additional adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan’s purposes.

Section 8.      General Provisions.

(a)            Nontransferability. Unless otherwise provided in an Award Agreement, Awards shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

(b)            No Right to Continued Service, etc. Nothing in the Plan or in any Award, any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue as a director of, or continue to provide services to, the Company or any parent, Subsidiary or Affiliate of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant’s service.

(c)            Taxes. The Company or any parent or Subsidiary of the Company is authorized to withhold from any Award granted any payment relating to an Award under the Plan, including from a distribution of Shares or OP Units, or any other payment to a Participant, amounts of applicable withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares and/or OP Units or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations. The Board may provide in the Award Agreement that in the event that a Participant is required to pay any amount to be withheld in connection with the issuance of Shares and/or OP Units in settlement or exercise of an Award, such Participant may satisfy such obligation (in whole or in part) by electing to have the Company withhold a portion of the Shares and/or OP Units to be received upon settlement or exercise of such Award that is equal to the minimum amount required to be withheld.

Notwithstanding the foregoing, a Participant who is not an employee of the Company or the Manager or any parent or Subsidiary of the Company or the Manager shall be solely responsible for the payment of any taxes that may become payable by such Participant which arise from the issuance, vesting or exercise of any Award granted to it by the Company under the Plan.

(d)            Effective Date; Amendment and Termination.

(i)            The Plan shall take effect upon the Effective Date.

(ii)            The Board may at any time and from time to time terminate, amend, modify or suspend the Plan in whole or in part; provided, that unless otherwise determined by the Board, no amendment shall be effective without the approval of the Company’s stockholders if (A) stockholder approval is required in order for the Plan to comply with any law, regulation or stock exchange requirement or (B) such amendment seeks to modify the Non-Employee Director compensation limit set forth in Section 4 or the prohibition on repricing set forth in Section 6. The Board may at any time and from time to time amend any outstanding Award in whole or in part. Notwithstanding the foregoing sentence of this clause (ii), no amendment or modification to or suspension or termination of the Plan or amendment of any Award shall affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted under the Plan.

(e)            Expiration of Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall expire on the tenth anniversary of its approval by the Board. No Awards shall be granted under the Plan after such expiration date. The expiration of the Plan shall not affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted.

(f)            Deferrals. Subject to applicable law, the Board shall have the authority to establish such procedures and programs that it deems appropriate to provide Participants with the ability to defer receipt of cash, Shares, OP Units or other property payable with respect to Awards granted under the Plan.

(g)            No Rights to Awards; No Stockholder Rights. No Participant shall have any claim to be granted any Award under the Plan. There is no obligation for uniformity of treatment among Participants. Except as provided specifically herein or in the applicable Award Agreement, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any Shares covered by the Award until the date of the issuance of such Shares and, if such Shares are evidenced by certificates, the delivery of a certificate evidencing such Shares.

(h)            Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(i)            No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)            Regulations and Other Approvals.

(i)            The obligation of the Company to sell or deliver Shares and/or OP Units with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

(ii)            Each Award is subject to the requirement that, if at any time the Board determines, in its absolute discretion, that the listing, registration or qualification of Shares and/or OP Units issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares and/or OP Units, no such Award shall be granted or payment made or Shares or OP Units issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

(iii)           In the event that the disposition of Shares and/or OP Units acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares and/or OP Units shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Board may require a Participant receiving Shares and/or OP Units pursuant to the Plan, as a condition precedent to receipt of such Shares and/or OP Units, to represent to the Company in writing that the Shares and/or OP Units acquired by such Participant are acquired for investment only and not with a view to distribution.

(iv)          The Board may require a Participant receiving Shares and/or OP Units pursuant to the Plan, as a condition precedent to receipt of such Shares and/or OP Units, to enter into a stockholder agreement or “lock-up” agreement in such form as the Board shall determine is necessary or desirable to further the Company’s interests.

(v)            All Awards under the Plan are intended to comply with any applicable requirements of Section 409A of the Code and the regulations thereunder, and no Award, deferral, election, payment or other action shall be permitted to the extent it would violate such requirements.

(k)           Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of Maryland without giving effect to the conflict of laws principles thereof.

(l)            Forfeiture and Compensation Recovery. Awards and any compensation associated therewith shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of the Company’s clawback or recoupment policies, if any, as may be established or amended from time to time.